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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First Regional Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1801 CENTURY PARK EAST
CENTURY CITY, CALIFORNIA 90067

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2004

        NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the 2004 Annual Meeting of Shareholders of First Regional Bancorp will be held in the Mendocino Room at The St. Regis Hotel, 2055 Avenue of the Stars, Century City, California 90067 on Tuesday, May 18, 2004, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors. Electing the following four (4) persons to the Board of Directors (Class 2 Directors) to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified.

    Class 2

    Fred M. Edwards
    H. Anthony Gartshore
    Lawrence J. Sherman
    Jack A. Sweeney

  2.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 31, 2004 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                      By Order of the Board of Directors

                      Thomas E. McCullough, Corporate Secretary
                      First Regional Bancorp

Dated: April 29, 2004

        The Bylaws of the Company provide for the nomination of directors in the following manner:

          "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

        YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

PROXY STATEMENT
2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2004

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2004 Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Mendocino Room at The St. Regis Hotel, 2055 Avenue of the Stars, Century City, California 90067 on Tuesday, May 18, 2004, at 11:00 a.m. and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 30, 2004.

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. Electing the following four (4) persons to the Board of Directors (Class 2 Directors) to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified.

    Class 2

    Fred M. Edwards
    H. Anthony Gartshore
    Lawrence J. Sherman
    Jack A. Sweeney

  2.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE

PROPOSAL LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Persons Making The Solicitation

        This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

VOTING SECURITIES

        There were issued and outstanding 3,500,795 shares of the Company's Common Stock on March 31, 2004, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock, of which there were more than 700 as of the record date, will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders. Pursuant to the Company's bylaws, shares may not be cumulated for purposes of electing directors.

        Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Management of the Company does not know of any persons other than those set forth below who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 2004. The following table sets forth certain information, as of March 31, 2004, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the principal shareholders, the directors and director nominees of the Company and by all directors and officers(1) of the Company as a group.

Name and Title Other Than Director	Common Stock Beneficially Owned(2)(3)		Percent of Class(3)
Fred M. Edwards	30,650	(4)	*
H. Anthony Gartshore President	86,754	(5)(6)	2.44%
Gary M. Horgan	17,000	(7)(8)	*
Thomas E. McCullough Corporate Secretary, First Regional Bancorp; Executive Vice President and Chief Operating Officer, First Regional Bank	59,992	(9)(10)	1.70%
Richard E. Schreiber	0		*
Lawrence J. Sherman Vice Chairman of the Board	82,300	(11)	2.34%
Jack A. Sweeney Chairman of the Board, Chief Executive Officer and principal shareholder	1,268,485	(12)	35.62%
All Directors and Officers as a Group (7 in Number)	1,545,181	(13)	41.74%
Wellington Management Company, LLP	342,407	(14)(15)	9.03%
Capital Research and Management Company	240,000	(16)	6.86%
SuNOVA Capital, L.P.	229,090	(14)(17)	6.35%
Barry L. Gutterman as Special Trustee of the New Moon Trust	192,000	(18)	5.48%
Lottie Walker and Nate Walker and Linda Goodrich, as trustees of the Six Point Trust Principal shareholder	210,200	(19)	6.00%

*
Less than 1%.

(1)
The named executive officers, as determined pursuant to Item 402(a)(3) of Regulation S-K, include the Company's Chairman of the Board and Chief Executive Officer, its President and its Corporate Secretary.

(2)
This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

(3)
Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

(4)
This figure, as well as percentage of class, includes as if currently outstanding, 15,000 option shares vested to Mr. Edwards but which have not been exercised pursuant to the Company's 1999 Stock Option Plan. This figure also includes 650 shares held by Mr. Edward's wife's IRA.

(5)
This figure includes 2,753 shares of the Company's Employee Stock Ownership Plan (the "ESOP") and 3,978 shares held in the Company's 401(k) Plan ("401(k) Plan").

(6)
This figure, as well as percentage of class, includes as if currently outstanding, 60,000 option shares vested to Mr. Gartshore but which have not been exercised pursuant to the Company's 1999 Stock Option Plan.

(7)
Mr. Horgan disclaims beneficial interest in 80 shares held by him which are not included in this figure.

(8)
This figure, as well as percentage of class, includes as if currently outstanding, 15,000 option shares vested to Mr. Horgan but which have not been exercised pursuant to Company's Stock Option Plan.

(9)
This figure includes 2,907 shares in the ESOP and 8,060 shares held in the 401(k) Plan.

(10)
This figure, as well as percentage of class, includes as if currently outstanding, 30,000 option shares vested to Mr. McCullough but which have not been exercised pursuant to the Company's 1999 Stock Option Plan.

(11)
This figure, as well as percentage of class, includes as if currently outstanding 21,000 option shares vested to Mr. Sherman but which have not been exercised pursuant to the Company's 1999 Stock Option Plan.

(12)
This figure includes 35,000 shares held by the Sweeney Foundation, 32,157 shares held in the 401(k) Plan and 91,023 shares held as the trustee of the ESOP (the trustee has voting rights over those shares to the extent not exercised by the ESOP participants). While Mr. Sweeney exercises certain voting authority over the ESOP shares, Mr. Sweeney does not participate in the ESOP. Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California 90067. This figure, as well as percentage of class, also includes as if currently outstanding, 60,000 option shares vested to Mr. Sweeney but which have not been exercised pursuant to the Company's 1999 Stock Option Plan.

(13)
This figure, as well as percent of class, includes, as if currently outstanding, 201,000 shares vested, or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's 1999 Stock Option Plan.

(14)
Assumes conversion of all 6% Convertible Subordinated Debentures due 2023 held by such holder and its affiliates at the initial conversion price of $27.50 per share. The debentures are convertible at any time at the option of the holder. In calculating the percentage for each holder, we treat as outstanding the number of shares of common stock issuable upon conversion of all debentures held by such holder and its affiliates, but we assume no conversion by any holders unaffiliated with such holder.

(15)
Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Certain of Wellington Management's client accounts hold securities of the Company. In its capacity as investment adviser or investment sub-adviser to such accounts, under Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder, Wellington Management may be deemed to share beneficial ownership of such securities. Amount includes 290,909 shares issuable upon conversion of the Company's 6% Convertible Subordinated Debentures due 2023. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

(16)
Capital Research and Management Company is affiliated with two shareholders of the Company, including SMALLCAP World Fund, Inc., which holds 139,200 shares of the Company's common stock, and American Funds Insurance Series—Global Small Capitalization Fund, which holds 100,800 shares. Capital Research and Management Company's address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(17)
SuNOVA Capital, L.P. serves as Investment Manager to SuNOVA Offshore Ltd., SuNOVA Partners, L.P. and SuNOVA Long Term Opportunity Fund, L.P. As of March 31, 2004, SuNOVA Offshore Ltd. beneficially owned 133,818 shares of the Company's common stock, including 68,218 shares issuable upon conversion of the Company's 6% Convertible Subordinated Debentures. As of March 31, 2004, SuNOVA Partners, L.P. beneficially owned 72,872 shares of the Company's common stock, including 40,872 shares issuable upon conversion of the Company's 6% Convertible Subordinated Debentures due 2023. As of March 31, 2004, SuNOVA Long Term Opportunity Fund, L.P. beneficially owned 22,400 shares of the Company's common stock and did not own any of the Company's 6% Convertible Subordinated Debentures due 2023. SuNOVA Capital, L.P.'s address is 780 Third Avenue, 30th Floor, New York, New York 10017.

(18)
New Moon Trust's business address is c/o Barry L. Gutterman, Special Trustee, 1875 Century Park East, Suite 1500, Los Angeles, California 90067.

(19)
Six Point Trust's business address is 20525 Chatsboro Dr. Woodland Hills, California 91364.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the names and certain information as of March 31, 2004, concerning the directors and the officers of the Company:

Name and Title (Other Than Director)	Age	Business Experience During the Past Five Years	Year First Appointed or Elected Director of the Company
Fred M. Edwards	69	Vice Chairman, Stern Fisher Edwards (securities brokerage); President, Fisher Edwards Investment Counsel (investment advisors)	1999
H. Anthony Gartshore President	60	President, First Regional Bancorp and First Regional Bank	1996
Gary M. Horgan	56	Partner, Horgan, Rosen, Beckham & Coren, L.L.P. (law firm)	1997
Thomas E. McCullough Corporate Secretary	51	Corporate Secretary, First Regional Bancorp; Executive Vice President and Chief Operating Officer, First Regional Bank	1993
Richard E. Schreiber	63	Partner, Tatum CFO Partners, LLP (professional services partnership) since June 2004; Director of Financial Projects of Kaiser Foundation Health Plan, Inc. (HMO), from February 1999 to February 2004	2003
Lawrence J. Sherman Vice Chairman of the Board	80	Vice Chairman, First Regional Bancorp	1981
Jack A. Sweeney Chairman of the Board and Chief Executive Officer	74	Chairman of the Board and Chief Executive Officer, First Regional Bancorp; Chairman of the Board and Chief Executive Officer, First Regional Bank	1981

ELECTION OF DIRECTORS

Number of Directors; Classification of Board

        The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at seven (7). The Company's Bylaws provide for a classified board of directors. In 2003, three directors (Class 1), Thomas E. McCullough, Marilyn J. Sweeney and Gary M. Horgan, were elected to terms expiring in 2005. In July 2003, the number of directors was increased to eight (8) and Richard E. Schreiber was designated as a Class 1 director. On March 30, 2004, Marilyn J. Sweeney, also a Class 1 director, resigned from the Company's Board but remains a member of the Board of Directors of First Regional Bank. Four directors (Class 2), Jack A.

Sweeney, H. Anthony Gartshore, Lawrence J. Sherman and Fred M. Edwards, were elected in 2002 to terms expiring in 2004.

Nominees

        The Board of Directors will nominate for election as Directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified:

    Fred M. Edwards
    H. Anthony Gartshore
    Lawrence J. Sherman
    Jack A. Sweeney

all of whom are currently members of the Company's Board. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

Selection and Evaluation of Director Candidates

  Nomination of Directors

        The Company's Board of Directors does not have a standing nominating committee. The independent members of the Board assume the responsibility for identifying candidates for membership on the Board and make determinations as to the qualifications of candidates based on their character, judgment, and business experience, as well as their ability to add to the Board's existing strengths. After identifying appropriate candidates for membership on the Board, the independent directors recommend their candidates for nomination to the full Board. The Board has adopted a resolution addressing the nominations process.

        The Board's policies with respect to director nominees have been to consider, among other factors: (a) the business experience of the candidate; (b) his or her reputation and influence in the community and standards of moral and ethical responsibility; and (c) availability and willingness to devote time to fully participate in the work of the Board and its committees.

        In considering a candidate, the Board conducts a confidential background check, review of financial statements and business history, in-depth interviews with the candidate, and contacts with references and knowledgeable people in the local business and financial community. The criteria have also included having a reasonable level of education and business experience consistent with the duties and responsibilities of a financial institution director, at least some familiarity with banking, and a willingness to participate in training and educational opportunities for bank directors.

  Shareholder Nominees

        The Company's Board of Directors will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits, as discussed above. Any shareholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to:

    Thomas E. McCullough
    Corporate Secretary
    First Regional Bancorp
    1801 Century Park East
    Century City, California 90067

        In addition, the Bylaws of the Company permit shareholders to nominate directors for consideration at an Annual Shareholders' Meeting. For a description of the process for nominating directors in accordance with the Bylaws, please see the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Board of Directors and Committees of the Board

        During 2003, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

        The Board of Directors of the Company has an Audit Committee composed of Messrs. Edwards, Schreiber and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met fifteen (15) times during 2003.

        The Company has a Compensation Committee, which consists of Messrs. Edwards, Horgan and Sherman. The Committee is responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's and Bank's executive and senior officers consistent with the Company's business plans, strategies and goals.

        The Company's Board of Directors does not have a standing nominating committee.

        During 2003, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served during the period for which they had been a director.

        The Company's Board of Directors has determined that a majority of the directors on the Board are "independent," as that term is defined in the listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq"). These independent directors include Fred M. Edwards, Gary M. Horgan, Richard E. Schreiber and Lawrence J. Sherman, comprising a majority of the Company's Board of Directors, which currently has seven members.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

        Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 2003, each outside director received $100 for each regular meeting of the Board of Directors of the Bank attended; $900 for each meeting of the Company's Board attended; and $400 for each meeting of the Loan Committee attended. Lawrence J. Sherman receives a monthly retainer of $2,000 for serving as Vice Chairman. On this basis, the directors of the Company received the following aggregate fees during 2003: Fred M. Edwards, $29,200; Gary M. Horgan, $16,800; Richard E. Schreiber, $14,000; and Lawrence J. Sherman, $54,200.

        The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.

	Annual Compensation						Long Term Compensation
							Awards		Payout
Name and Principal Position	Year	Salary(20)		Bonus		Other Annual Compensation(21)	Restricted Stock Awards	Option Shares SAR's(22)	LTIP Payout	All Other Compensation
Jack A. Sweeney Chairman of the Board and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$ $ $	492,391 366,844 352,750	$ $ $	180,000 50,000 120,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A	$ $ $	63,098 60,352 30,234	(23)(24) (23)(24) (23)(24)
H. Anthony Gartshore President of the Company and the Bank	2003 2002 2001	$ $ $	273,315 239,193 213,829	$ $ $	150,000 40,000 90,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A
Thomas E. McCullough Corporate Secretary of the Company; Executive Vice President and Chief Operating Officer of the Bank	2003 2002 2001	$ $ $	217,584 190,399 179,575	$ $ $	120,000 30,000 80,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A

(20)
These figures include the Company's matching contributions to the 401(k) Plan ($5,891 (2003), $5,433 (2002) and $5,250 (2001) for Mr. Sweeney; $5,665, $4,845 and $3,949 for Mr. Gartshore; and $5,334, $4,750 and $4,657 for Mr. McCullough), the Company's matching contribution to the Income Deferral Plan ($136,500, $101,400 and $97,500 for Mr. Sweeney; $23,000, $20,500 and $8,125, for Mr. Gartshore; and $7,600, $6,799 and $3,162 for Mr. McCullough), and the fair market value of the shares of the Company's common stock allocated to Messrs. Gartshore ($14,650, $8,848 and $6,756) and McCullough ($14,650, $8,848 and $6,756) pursuant to the Employee Stock Ownership Plan in 2003, 2002 and 2001, based upon the closing price of the stock at the time the allocation was made.

(21)
The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses and insurance premiums attributable to personal use are not believed to exceed $50,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures.

(22)
Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

(23)
Income attributed to the economic value of that portion of a split dollar insurance policy which benefits a life insurance trust established by Mr. Sweeney.

(24)
Of these amounts, Mr. Sweeney's life insurance trust reimbursed the Company $37,200 for 2003, $33,610 for 2002 and $16,700 for 2001.

Stock Options

        The following table sets forth certain information regarding stock options granted during 2003 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

Name	Options Granted During 2003	Percentage of Total Option Granted to Employees During 2003	Exercise Price	Expiration Date
Jack A. Sweeney	26,000	17%	$20.79	9/1/2013
H. Anthony Gartshore	26,000	17%	$20.79	9/1/2013
Thomas E. McCullough	17,000	11%	$20.79	9/1/2013

        The following table sets forth certain information regarding stock options exercised during 2003 by the Chief Executive Officer and all executive officers with Compensation in excess of $100,000.

			Number of Unexercised Options at 12/31/03	Value of Unexercised Options at 12/31/03
Name	Shares Acquired on Exercise	Value Realization	Exercisable/ Unexercisable	In the Money Exercisable/ Unexercisable(25)
Jack A. Sweeney	0	N/A	60,000/66,000	$1,068,000/933,260
H. Anthony Gartshore	0	N/A	60,000/66,000	$1,068,000/933,260
Thomas E. McCullough	0	N/A	30,000/37,000	$534,000/500,670

(25)
Based on market price of $29.30 on December 31, 2003.

401(k) Plan and Employee Stock Ownership Plan

        The Company sponsors a defined contribution 401(k) Plan benefitting substantially all employees. At the discretion of the Board of Directors, the Company matches employee contributions. Currently, the Company provides 50% matching up to the first 6% of wages contributed by an employee. Company contributions are used to buy the Company's common stock on the open market for allocation to the employee's accounts in the 401(k) Plan. The Company contributed approximately $154,000 in 2003.

        In 1998, the Company established for eligible employees an Employee Stock Ownership Plan and Trust ("ESOP"). Eligible full-time and part-time employees employed with the Bank who have been credited with at least 1,000 hours during a 12-month period and who have attained age 21 are eligible to participate.

        Shares of the Company's common stock purchased by the ESOP are held in a trust account for allocation among participants as the loan is repaid. The number of shares allocated each plan year is dependent upon the ratio of that year's total loan payment to the aggregate payments scheduled to occur throughout the term of the loan. The annual allocation of shares is apportioned among participants on the basis of compensation in the year of allocation. ESOP benefits generally become

100% vested after an employee completes seven years of credited service. Benefits are payable upon death, retirement, or disability. The number of shares of common stock allocated to employee accounts was 58,977 shares at December 31, 2003.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee (the "Committee") consists of Directors Edwards, Horgan, and Sherman, none of whom serve as an officer of the Company. None of the Company's executive officers served on the board of directors or compensation committee, or equivalent, of another entity, where one of such entity's executive officers or board members served on the Company's Committee or its Board of Directors.

        Fred M. Edwards, a director of the Company and the Bank, is Vice Chairman of Stern Fisher Edwards Inc, which, during the first quarter of 2003, served as placement agent in connection with the Company's private placement of 236,510 shares of the Company's common stock. In connection with the private placement, Stern Fisher Edwards Inc received aggregate fees of $118,255, or four percent (4%) of the aggregate offering price of $2,956,375. The private placement was completed, and all such fees paid, as of March 31, 2003 and, since such time, the Company has not paid, and does not owe, any such fees to Stern Fisher Edwards Inc or any of its affiliates.

        Gary M. Horgan, a director of the Company and the Bank, is a partner in the law firm of Horgan, Rosen, Beckham & Coren, LLP. That firm, among other law firms, provides legal services to the Company and the Bank and was paid $167,021 by the Company and the Bank during 2003.

Compensation Committee Report on Executive Compensation

        The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

        The Committee is also responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's business plans, strategies and goals. The Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities and regulatory requirements.

        The primary goal of the Company's compensation philosophy is to link a substantial portion of executive compensation (including the compensation of the CEO) to the profitability of the Company. The Committee achieves this goal by tying the annual bonus to what it believes are the most significant measures of profitability: return on equity, return on assets, earnings per share, asset growth, and loan quality.

        The second goal of the compensation philosophy is to attract and retain highly competent executives. The Committee achieves this objective by setting base compensation and incentives at competitive levels and by awarding these officers with stock option grants. Annually, the Committee reviews executive compensation levels paid by competitors of a similar asset size to the Company.

        The Committee reviews the base compensation of the CEO and of the executive officers reporting to him. The Committee makes salary determinations for the CEO and, along with the CEO, makes salary recommendations for other members of the Company's executive management team. The Committee does not tie its base compensation decisions to any particular formulas, measurements or criteria, but members take into account the Company's performance and compensation levels paid by comparable competitors.

        Annual cash bonuses are paid to executives based on the Company's overall profitability.

        The Company's Stock Option Committee has granted stock options to a number of members of senior management, including all of the Company's executive officers. All options were awarded at the market value of the Company's common stock on the date of grant. The Company's Stock Option Committee made these grants as additional incentives to the Company's senior officers to improve performance and to increase the Company's stock price. The options have a vesting schedule of at least five years, with an expiration of ten years.

        The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

Compensation Committee

                      Gary M. Horgan, Committee Chairman
                      Fred M. Edwards
                      Lawrence J. Sherman

Certain Relationships and Related Transactions

        Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. These transactions include lines of credit of $100,000 each which the Bank has extended to certain of the directors of the Company, including Jack A. Sweeney, Lawrence J. Sherman, Fred M. Edwards, H. Anthony Gartshore, Thomas E. McCullough and Marilyn J. Sweeney. In the Company's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable banking regulations and other laws and on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank. In addition, as of December 31, 2003 and 2002, deposits from directors, officers and their affiliates amounted to $403,000 and $196,000, respectively.

        Fred M. Edwards, a director of the Company and the Bank, is Vice Chairman of Stern Fisher Edwards Inc, which, during the first quarter of 2003, served as placement agent in connection with the Company's private placement of 236,510 shares of the Company's common stock. In connection with the private placement, Stern Fisher Edwards Inc received aggregate fees of $118,255, or four percent (4%) of the aggregate offering price of $2,956,375. The private placement was completed, and all such fees paid, as of March 31, 2003 and, since such time, the Company has not paid, and does not owe, any such fees to Stern Fisher Edwards Inc or any of its affiliates.

        Gary M. Horgan, a director of the Company and the Bank, is a partner in the law firm of Horgan, Rosen, Beckham & Coren, LLP. That firm, among other law firms, provides legal services to the Company and the Bank and was paid $167,021 by the Company and the Bank during 2003.

        On December 18, 2003, the Company's Board of Directors approved the purchase by the Company from Jack A. Sweeney of 60,000 shares of the Company's common stock in block transactions. In this regard, Jack A. Sweeney intends to sell 10,000 shares of beneficially owned common stock to the Company on the tenth (10th) business day of January in 2004, 2005, 2006, 2007, 2008 and 2009. The Company and Jack A. Sweeney have agreed upon a sales price equal to one dollar ($1) per share less than the closing sales price on the trading day immediately prior to the date of sale. The first such purchase of 10,000 shares from Jack A. Sweeney was made on January 15, 2004 at a price per share of $28.05.

        Marilyn J. Sweeney, who served as a director of the Company and the Bank, is the wife of Jack A. Sweeney, Chairman of the Board and Chief Executive Officer of the Company and the Bank. For her service as a director of the Company and the Bank, Marilyn J. Sweeney received aggregate fees of $31,600 during 2003.

        Steven J. Sweeney, who serves as Executive Vice President and General Counsel of the Bank, and as a director of the Bank, is the son of Jack A. Sweeney. Steven J. Sweeney joined the Board of Directors of the Bank effective May 15, 2003 and was appointed Executive Vice President and General Counsel of the Bank effective July 1, 2003. During 2003, Steven J. Sweeney received aggregate compensation of $65,668. On September 22, 2003, Steven J. Sweeney was granted an option to purchase up to 25,000 shares of common stock of the Company at an exercise price of $20.79, which option vests over seven years commencing October 1, 2004 and expires September 1, 2013.

        During 2000, the Bank purchased two life insurance policies on behalf of Jack A. Sweeney. The policies were fully funded at purchase by payment of one-time premiums on the policies, aggregating $6,000,000, and no further premiums are owed on the policies. The Bank owns the cash surrender value of the policies, which is 100% of the equity value of the policies, with no cash surrender charge. The Bank and the insured's estate are co-beneficiaries, with each receiving a certain amount upon the death of the insured. At such time, the insured's estate will receive a death benefit of approximately $5,000,000. The insured reimburses the Bank for the cost of this benefit each year. Also at the time of the insured's death, the Bank will receive its original investment of $6,000,000 plus an additional amount of return on its investment, currently equal to approximately $922,000 (equivalent to a compound annual after-tax yield of over 4.2%).

AUDIT COMMITTEE REPORT

        The role of the Company's Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee were "independent" pursuant to Nasdaq's listing standards. The Board of Directors has also determined that Director Richard E. Schreiber, who serves as a member of the Audit Committee, is qualified as an "audit committee financial expert" and is "independent" as those terms are defined by the applicable rules and regulations of the SEC and Nasdaq. On March 23, 2004, the Board of Directors approved an amended and restated charter for the Audit Committee which is set forth as Appendix "A" to this Proxy Statement.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to other non-audit services provided by the auditors. The Audit Committee has considered whether other non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent." The Audit Committee relies upon the independent auditors to make such evaluations.

        Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                      SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS
                      Lawrence J. Sherman, Committee Chairman
                      Fred M. Edwards
                      Richard E. Schreiber
                      Dated: April 9, 2004

        For Information regarding the Company's independent accountants, as well as fees paid for audit and non-audit services, please refer to the section entitled "INDEPENDENT ACCOUNTANTS," below.

INDEPENDENT ACCOUNTANTS

        The firm of Deloitte & Touche, LLP, served as independent public accountants for the Company and the Bank for 2003 and 2002, and will continue in those capacities in 2004. It is anticipated that a representative of Deloitte & Touche, LLP will be present at the Meeting to respond to appropriate questions from shareholders. In addition to audit services, Deloitte & Touche, LLP performed selected non-audit services, including assisting in the preparation of the Company's tax returns, review of quarterly reports filed with the Securities and Exchange Commission on Form 10-Q and other regulatory reports. All services rendered by Deloitte & Touche, LLP were approved by the Audit Committee of the Company who considered the possible effect of each such service on the independence of Deloitte & Touche, LLP.

Audit Fees

        The aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, including reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, amounted to $145,000 and $109,000, respectively.

Audit-Related Fees

        The aggregate fees billed for audit-related services for the years ended December 31, 2003 and 2002 amounted to $18,750 and $5,840, respectively.

Tax Fees

        The aggregate fees billed for tax services (primarily tax consultation and compliance) rendered to the Company by Deloitte & Touche, LLP amounted to $31,670 and $36,770 for 2003 and 2002, respectively.

All Other Fees

        There were no other fees billed by Deloitte & Touche, LLP for services rendered to the Company for the fiscal years ended December 31, 2003 or 2002, other than as described above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The tax fees and other fees paid in 2003 and 2002 were approved per the Audit Committee's pre-approval policies.

STOCK PERFORMANCE GRAPH

        The following graph presents the cumulative, five-year total return for the Company's Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded in the Nasdaq National Market, and with SNL Securities Indices of Banks between $250 million and $500 million in total assets, and between $500 million and $1 billion in total assets. The graph assumes the value of an investment in the Company's Common Stock, the Nasdaq Index and the SNL Bank Indices were $100 on December 31, 1998, and that all dividends were reinvested.

	Period Ending
Index
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
First Regional Bancorp	100.00	100.00	93.33	153.33	208.27	390.67
NASDAQ—Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL $250M-$500M Bank Index	100.00	93.03	89.58	127.27	164.11	237.11
SNL $500M-$1B Bank Index	100.00	92.57	88.60	114.95	146.76	211.62

COMMUNICATIONS WITH THE BOARD AND
ANNUAL MEETING ATTENDANCE

        Individuals who wish to communicate with the Company's Board may do so by sending an e-mail to the Company's Board at bod@firstregional.com. Any communications intended for non-management directors should be sent to the e-mail address above to the attention of Mr. Lawrence J. Sherman, Chairman of the Audit Committee. The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. At the Company's 2003 Annual Meeting of Shareholders, all of the directors of the Company attended.

SHAREHOLDER PROPOSALS

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2004 Annual meeting of Shareholders is December 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

        Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied, except as described below. Fred M. Edwards, a director of the Company, filed a Form 4 on December 12, 2003, which included one transaction not reported on a timely basis. Richard E. Schreiber, a director of the Company, filed a late Form 3 on September 24, 2003. Marilyn J. Sweeney, who served as a director of the Company during 2003, filed a late Form 3 on September 24, 2003 and filed a Form 4 on September 24, 2003 which included two transactions not reported on a timely basis. Jack A. Sweeney, a director, officer and beneficial owner of more than 10% of the Company's common stock, filed a Form 4 on September 24, 2003 which included six transactions not reported on a timely basis. Steven J. Sweeney is not formally an officer the Company, but is an officer of a subsidiary of the Company and, pursuant to Rule 16a-1(f) under the Securities Act of 1934, may be deemed to be an officer of the Company by virtue of such office. On that basis, Steven J. Sweeney filed a late Form 3 on September 24, 2003 and filed a Form 4 on February 10, 2004 which included six transactions not reported on a timely basis. Elizabeth Thompson, an officer of the Company, filed a late Form 3 on September 24, 2003.

OTHER MATTERS

        The Proxy confers discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 2003 Annual Meeting on April 25, 2003 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after March 11, 2004.

        The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

        MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                      First Regional Bancorp

                      Thomas E. McCullough, Corporate Secretary
                      First Regional Bancorp

Dated: April 29, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

I.     AUDIT COMMITTEE PURPOSE

        The Audit Committee of First Regional Bancorp ("Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Assess the adequacy of the Company's policies with respect to the Bank Secrecy Act (BSA), Compliance, the Community Reinvestment Act (CRA), Loan Review, Audit and Internal Control.

  •
  Monitor the performance of the Bank's Chief Risk Officer and the internal audit function.

  •
  Monitor the independent auditors' qualifications and independence.

  •
  Provide an avenue of communication among the independent auditors, management, employees, the internal audit function, and the Board of Directors.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and the external/internal auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

        Audit Committee members shall meet the requirements of the National Association of Securities Dealers ("NASD"). The Audit Committee shall be comprised of three or more independent directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. No Audit Committee member, other than in his or her capacity as a member of the Board of Directors or of the Audit Committee, may accept any consulting, advisory or other compensatory fee from the Company or subsidiary thereof. No Audit Committee member may be an officer of or otherwise affiliated with the Company or subsidiary thereof. Each member of the Audit Committee shall also meet the definition of an "independent director" as such term is defined by The National Association of Securities Dealers, Inc. ("NASD"). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise in an institution at least as complex as the Company.

        If an audit committee chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the external/internal auditors, the independent auditors, the Chief Risk Officer and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval annually.

2.
Review the Bank's annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

3.
In consultation with the management, the independent auditors, and the external/internal auditors, consider the integrity of the Bank's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the external/internal auditors together with management's responses.

4.
Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial reports prior to filing or distribution.

Independent Auditors and the Financial Reporting Process

5.
The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

6.
The Audit Committee shall pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditors (other than with respect de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002 which shall be approved prior to the completion of the audit). The Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to one or more members provided that any such decisions made by any delegate be presented to the full Audit Committee at its next scheduled meeting.

7.
Review the independent auditors' audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

8.
Hold timely discussions with the independent auditors regarding the following:

•
All critical accounting policies and practices

  •
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor

  •
  Other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences

  •
  An analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments make in connection with the preparation of the financial statements

9.
Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures in the Company's financial statements.

10.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

11.
Review disclosures made to the Audit Committee by the Company's CEO, COO and CFO during their certification process for Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

12.
Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company.

13.
Evaluate the qualifications, performance, and independence of the independent auditors, including whether the auditors' quality controls are adequate and the provisions of permitted non-audit services are compatible with maintaining the auditors' independence, taking into account the opinions of management and the external/internal auditors.

14.
Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

Internal Audit Function and Legal Compliance

15.
Review the budget, plan, activities, and organizational structure of the internal audit function.

16.
Review the appointment, performance, and replacement of the external/internal auditors.

17.
Review the performance of the Chief Risk Officer, and discuss the results of this review with senior management.

18.
Review significant reports prepared by the external/internal auditors together with management's response and follow-up to these reports.

19.
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.
Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.

21.
At least annually, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

22.
Prepare the report from the Audit Committee that the SEC requires to be included in the Company's annual proxy statement.

23.
Review significant loan review reports prepared by the Company's external/internal auditors together with management's response and follow-up on these reports.

24.
Establish, review and update periodically a Code of Ethical Conduct and ensue that management has established a system to enforce this Code. Ensure that the code is in compliance with all applicable rules and regulations.

25.
Review the policies and procedures with respect to officers' expense accounts and perquisites.

26.
Undertake a self-assessment of the effectiveness of the Audit Committee annually.

27.
Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

28.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.    LIMITATION OF AUDIT COMMITTEE'S ROLE

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

APPENDIX B

FIRST REGIONAL BANCORP
PROXY	2004 ANNUAL MEETING OF SHAREHOLDERS MAY 18, 2004	PROXY

        The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Lawrence J. Sherman, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 18, 2004, at 11:00 a.m. in the Mendocino Room at the St. Regis Hotel, 2055 Avenue of the Stars, Century City, California 90067, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Please mark your votes as indicated in this example ☒
1.
	Election of Directors. Electing the following four persons named below and in the Proxy Statement dated April 29, 2004, accompanying the Notice of said Meeting, to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified:	AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐
Fred M. Edwards, H. Anthony Gartshore, Lawrence J. Sherman and Jack A. Sweeney.

(INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

2.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.	AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐

PLEASE SIGN AND DATE THE OTHER SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND PROPOSAL 2. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THE PROXY ALSO CONFERS AUTHORITY TO CAST VOTES IN SUCH A WAY AS TO EFFECT THE ELECTION OF ALL FOUR NOMINEES. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

        I do ☐        do not ☐        expect to attend the Meeting.

Dated:	, 2004
(Number of Shares)
(Please Print Your Name)
(Signature of Shareholder)
(Please Print Your Name)
(Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.

QuickLinks

INTRODUCTION
VOTING SECURITIES
SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
STOCK PERFORMANCE GRAPH
COMMUNICATIONS WITH THE BOARD AND ANNUAL MEETING ATTENDANCE
SHAREHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
AUDIT COMMITTEE CHARTER